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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): September 18, 1998


                                    Xyvision
             ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


   000-147447                      04-2751102
---------------------              ---------------------------
(Commission File Number)              (I.R.S. Employer Identification No.)


30 New Crossing Road
Reading, MA                         01867 -------------------------------
           ---------------------
(Address of principal executive offices)                (Zip Code)


                                 (781) 756-4400
                        -------------------------------
              (Registrant's telephone number including area code)

                                 Not Applicable
                        -------------------------------
          Former Name or Former Address, if Changed Since Last Report
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Item 2. Acquisition or Disposition of Assets.
     On September 18, 1998 (the "Effective Date"), Xyvision, Inc. (the "Registrant") completed the sale of substantially all of the assets, inventory, equipment and accounts receivable of its Contex Division to Barco, Inc. ("Barco"), pursuant to an Asset Purchase Agreement, dated as of September 18, 1998, by and between the Registrant and Barco (the "Purchase Agreement").

     Pursuant to the Purchase Agreement, Barco paid approximately $300,000 to the Registrant as consideration for substantially all of the assets, inventory, equipment and accounts receivable of the Registrant's Contex Division, which consideration was determined in an "arm's length" negotiation between the parties. Prior to the Effective Date, neither the Registrant nor any of its affiliates, nor any director or officer of the Registrant or any associate of any such director or officer had any material relationship with Barco.

     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is filed as Exhibit 2 to this Current Report on Form 8-K and incorporated herein by reference. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        (b) Pro Forma Financial Information.

        The pro forma financial information required by this item is not included with this initial report. The required pro forma financial information will be filed by amendment not later than December 2, 1998.

        (c) Exhibits.

        See Exhibit Index attached hereto.


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                                   SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 1998                 XYVISION, INC.
                      -------------------------------
                          (Registrant)


                      By: /s/ Wendy Darland
                      -------------------------------
                        Wendy Darland
                                              Vice President, Chief Financial
                                              Officer,
                                              Secretary and Treasurer

                                       3
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                                 EXHIBIT INDEX

 Exhibit
 Number         Description
----            -------------------------------------------------------------------------
  2             Asset Purchase Agreement, dated as of September 18, 1998, by and between
                Xyvision, Inc. and Barco, Inc.
99.1            Press Release
99.2            Press Release

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